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                                                                    EXHIBIT 23.2

                   CONSENT OF H.J. GRUY AND ASSOCIATES, INC.


     We hereby consent to the use of our report dated March 9, 1998 regarding Torch Energy Royalty Trust and to reference to our firm in this Form 10-K.

                              H.J. GRUY AND ASSOCIATES, INC.



                              By:  /s/ H.J. Gruy and Associates, Inc.
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Houston, Texas
March 25, 1998